UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 23, 2019

PACIFIC CITY FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	001-38621 (Commission File Number)	20-8856755 (I.R.S. Employer Identification No.)

3701 Wilshire Boulevard, Suite 900 Los Angeles, California (Address of principal offices)		90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 210-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to Vote of Security Holders
The annual meeting of shareholders of Pacific City Financial Corporation (the “Company”) was held on May 23, 2019. As of March 29, 2019, the voting record date for the meeting, there were 16,011,151 shares of the Company’s common stock outstanding. At the meeting, the shareholders voted on the following items:

1.	election of directors;

2.	change the Company name to “PCB Bancorp;”

3.	eliminate cumulative voting in the election of directors; and

4.	ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
A total of 14,319,576 shares of the Company's common stock were presented and voted at the meeting, constituting 89.44% of the issued and outstanding shares of the Company's common stock entitled to vote at the meeting.
The results of the items voted on are as follows:
Proposal No.1 Election of directors of the Company

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Kijun Ahn	12,534,862	13,148	1,771,566
Haeyoung Cho	12,543,065	4,945	1,771,566
Henry Kim	12,543,065	4,945	1,771,566
Sang Young Lee	12,536,376	11,634	1,771,566
Hong Kyun “Daniel” Park	12,542,056	5,954	1,771,566
Don Rhee	12,540,911	7,099	1,771,566
Suk Won Youn	12,531,870	16,140	1,771,566
Each of the nominees noted above was re-elected to serve as members of the board of directors of the Company until the Company’s next annual meeting of shareholders and until their successors are duly elected and qualified.
Proposal No.2 Approval of the Company Name Change to “PCB Bancorp”

Vote Type	Total Shares
Votes For	14,124,218
Votes Against	194,458
Votes Abstain	900
Broker Non-Vote	0
The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares. Accordingly, this proposal was approved.
Proposal No.3 Eliminate Cumulative Voting in the Election of Directors

Vote Type	Total Shares
Votes For	11,301,413
Votes Against	1,097,751
Votes Abstain	148,846
Broker Non-Vote	1,771,566
The vote required to approve this proposal was the affirmative vote of a majority of the outstanding shares. Accordingly, this proposal was approved.

Proposal No.4 Ratification of the appointment of Crowe LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019:

Vote Type	Total Shares
Votes For	14,204,328
Votes Against	2,441
Votes Abstain	112,807
Broker Non-Vote	0
The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific City Financial Corporation

Date: May 23, 2019	/s/ Timothy Chang
Timothy Chang
Executive Vice President and Chief Financial Officer

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